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                                                                    EXHIBIT 10.2

                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

         INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of August 23, 2000, among John H. Harland Company, a Georgia corporation (the "BORROWER"), each Subsidiary a signatory hereto (the "GUARANTORS"), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                  Reference is made to (a) the Revolving Credit Agreement dated as of August 23, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto (the "LENDERS") and SunTrust Bank, as Administrative Agent, swingline lender and issuing bank (in such capacity, the "ISSUING BANK"), and
(b) the Subsidiary Guarantee Agreement dated as August 23, 2000, among the Guarantors and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

                  Accordingly, the Borrower, each Guarantor and the Administrative Agent agree as follows:

                  SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to the Pledge Agreement, if any, to satisfy a claim of any Lender or other secured party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value of the fair market value of the assets so sold.

                  SECTION 2. Contribution and Subrogation. Each Guarantor (a "CONTRIBUTING GUARANTOR") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to the Pledge Agreement, if any, to satisfy a claim of any Lender or other secured party,


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and such other Guarantor (the "CLAIMING GUARANTOR") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

                  SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                  SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

                  SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Administrative Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the


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Guarantors and the Administrative Agent, with the prior written consent of the
Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

                  SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

                  SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the Lenders and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

                  (b) In case one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.


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                  SECTION 11. Rules of Interpretation. The rules of
interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 12. Additional Guarantors. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not such a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guarantee Agreement as Guarantor upon becoming such a Subsidiary Loan Party. Upon the execution and delivery, after the date hereof, by the Administrative Agent and such Subsidiary of an instrument in the form of Annex I hereto or of an assumption agreement acceptable to the Administrative Agent, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                    JOHN H. HARLAND COMPANY


                                    By:           /S/ JOHN STAKEL
                                       -------------------------------------
                                       Name: John Stakel
                                       Title: Treasurer

                                    HARLAND INTERNATIONAL COMPANY
                                    HARLAND DATAPRINT, INC.
                                    JOHN H. HARLAND COMPANY OF
                                       PUERTO RICO
                                    SCANTRON CORPORATION
                                    SCANTRON QUALITY COMPUTERS, INC.
                                    THE CHECK STORE, INC.
                                    CENTRALIA HOLDING CORP.
                                    VENUS FLYTRAP CORPORATION


                                    By:         /S/ JOHN C. WALTERS
                                       -------------------------------------
                                       Name: John C. Walters
                                       Title: Vice President

                                    SUNTRUST BANK, as Administrative Agent


                                    By:          /S/ BRIAN PETERS
                                       -------------------------------------
                                       Name: Brian Peters
                                       Title: Managing Director


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                                   SCHEDULE I
                          TO THE INDEMNITY, SUBROGATION
                           AND CONTRIBUTION AGREEMENT

                              Guarantors Addresses:

         1.       Harland International Company
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         2.       Harland dataPRINT, Inc.
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         3.       John H. Harland Company of Puerto Rico
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         4.       Scantron Corporation
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         5.       Scantron Quality Computers, Inc.
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters


                                  Schedule I-1
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         6.       The Check Store, Inc.
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         7.       Centralia Holding Corp
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters

         8.       Venus Flytrap Corporation
                  c/o John H. Harland Company
                  2939 Miller Road,
                  Decatur, GA 30035
                  Attn: John C. Walters


                                  Schedule I-2